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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of report (Date of earliest event reported): February 20, 2001


                           Health Fitness Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State of Other Jurisdiction of Incorporation)


        0-25064                                          41-1580506
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                              3500 West 80th Street
                          Bloomington, Minnesota 55431
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               (Address of Principal Executive Offices) (Zip Code)


                                 (952) 831-6830
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

            On February 20, 2001, the Registrant determined that the next annual meeting of shareholders will be held on May 16, 2001. Accordingly, any appropriate proposal submitted by a shareholder of the Registrant and intended to be presented at the annual meeting must be received by the Registrant by March 15, 2001, to be considered for inclusion in the Registrant's proxy statement and proxy for the annual meeting. Also, if a shareholder proposal intended to be presented at the annual meeting but not included in the Registrant's proxy statement and proxy is received by the Registrant after April 1, 2001, then management named in the Registrant's proxy form for the annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Registrant's proxy materials.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTH FITNESS CORPORATION


Date:  February 21, 2001               By  /s/ Jerry V. Noyce
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                                          Jerry V. Noyce
                                          President and Chief Executive Officer